Exhibit 10.10.2
To:     POWERFLEET, INC

123 Tice Boulevard
Woodcliff Lake, NJ 07677
United States of America

Email Address:         stowe@powerfleet.com

For the attention of:     Chief Executive Officer

9 May 2025

Dear Sirs,

USD85,000,000 TERM LOAN FACILITY AGREEMENT
DATED 7 MARCH, 2024
(the Facility Agreement)

AMENDMENT LETTER AGREEMENT

1.Background

1.1.The Parties previously entered into the Facility Agreement.

1.2.This amendment letter agreement (the Letter) is supplemental to and amends the Facility Agreement.

2.Interpretation

2.1.Capitalised terms defined in the Facility Agreement have the same meaning when used in this Letter unless expressly defined in this Letter.

2.2.Effective Date means 27 September 2024.

3.Amendments

3.1.The Facility Agreement will be amended from the Effective Date by:

3.1.1.Deleting clause 21.1.1 in its entirety and replacing it with the following new clause 21.1.1:

“21.1.1    Covenant Group Net Leverage Ratio

The Company shall ensure that the Covenant Group Net Leverage Ratio is on each Measurement Date set out in column 1 of the table below is less than the ratio set out in column 2 of the table below opposite that period:

1 Merchant Place    PO Box 786273    Switchboard    +27 11 282 8000
Cnr Fredman Dr and Rivonia Rd    Sandton 2146    Website    rmb.co.za
Sandton 2196    South Africa

[Column 1]	Ratio [Column 2]
31 March, 2025	4.25 : 1
30 June, 2025	3.75 : 1
For each Measurement Date from, and including, 31 September, 2025 to, but excluding, 31 March, 2026	3.00 : 1
For each Measurement Date from, and including, 31 March, 2026 to, but excluding, 31 March, 2027	2.75 : 1
For each Measurement Date from, and including, 31 March, 2027	2.50 : 1

3.1.2.Deleting clause 21.1.2 in its entirety and replacing it with the following new clause 21.1.2:

“21.1.2    Covenant Group Interest Cover Ratio

The Company shall ensure that the Covenant Group Interest Cover Ratio is at all times from the first Measurement Date during the applicable period set out in column 1 of the table below greater than the ratio set out in column 2 of the table below opposite that period:

[Column 1]	Ratio [Column 2]
From, and including, 30 September, 2025 to, but excluding, 30 September, 2026	3.00 : 1
From, and including, 30 September, 2026	3.50 : 1

4.Miscellaneous and Recordal

4.1.This letter is a Finance Document under and as defined in the Facility Agreement.

4.2.From the Effective Date, the Facility Agreement and this letter shall be read and construed as one document.

4.3.Except as otherwise provided in this letter, the Facility Agreement remains in full force and effect.

4.4.This Letter is governed by the laws of England

Kindly confirm your agreement to the terms of this Letter, by signing where indicated below.

SIGNATURE PAGE
THE ORIGINAL LENDER
/s/ Blessings Magagane             /s/ Londa Sithole

For and on behalf of: FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION)		FOR AND ON BEHALF OF: FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION)
Name:	Blessings Magagane	Name:	Londa Sithole
Office:	Authorised signatory	Office:	Authorised signatory
	(who warrants his authority)		(who warrants his authority)

SIGNATURE PAGE
ARRANGER
/s/ Blessings Magagane             /s/ Londa Sithole

For and on behalf of: FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION)		For and on behalf of: FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION)
Name:	Blessings Magagane	Name:	Londa Sithole
Office:	Authorised signatory	Office:	Authorised signatory
	(who warrants his authority)		(who warrants his authority)

SIGNATURE PAGE

THE COMPANY

/s/ Steve Towe
____________________________________________
For and on behalf of:
POWERFLEET, INC

Steve Towe
Name: ______________________________________

CEO
Office: ______________________________________

(who warrants his authority)

SIGNATURE PAGE

THE ORIGINAL BORROWER

/s/ Steve Towe
____________________________________________
For and on behalf of:
POWERFLEET, INC

Steve Towe
Name: ______________________________________

CEO
Office: ______________________________________

(who warrants his authority)

SIGNATURE PAGE

THE ORIGINAL GUARANTOR

/s/ Steve Towe
____________________________________________
For and on behalf of:
POWERFLEET, INC

Steve Towe
Name: ______________________________________

CEO
Office: ______________________________________

(who warrants his authority)

SIGNATURE PAGE

THE ORIGINAL GUARANTOR

/s/ Steve Towe
____________________________________________
For and on behalf of:
I.D. SYSTEMS, INC

Steve Towe
Name: ______________________________________

CEO
Office: ______________________________________

(who warrants his authority)

SIGNATURE PAGE

THE ORIGINAL GUARANTOR

/s/ Melissa Ingram
____________________________________________
For and on behalf of:
MOVINGDOTS GMBH

Melissa Ingram
Name: ______________________________________

Managing Director
Office: ______________________________________

(who warrants her authority)

SIGNATURE PAGE

THE ADDITIONAL GUARANTOR

/s/ Melissa Ingram
____________________________________________
For and on behalf of:
MAINSTREET 2000 (PTY) LIMITED

Melissa Ingram
Name: ______________________________________

Director
Office: ______________________________________

(who warrants her authority)